 *  2015 CAGNY  February 19, 2015  *

Operating Total Shareholder Return



Sales Growth
Margin Improvement
Asset Efficiency
Profit Growth
Cash Flow Growth
Total Shareholder Return

2

 Free Cash FlowCompanies Comparison    Revenue ($bn)  Net Income($bn)  Free Cash Flow ($bn)  Walmart  476.3  16.0  10.1  General Motors  152.1  5.3  2.8  United Health Group  122.5  5.6  5.7  Nestle  92.4  10.0  10.1  P&G  80.5  11.6  10.1  Johnson & Johnson  73.1  13.8  13.8  PepsiCo  66.4  6.7  6.9  Coca-Cola  46.9  8.6  8.0  *

 Balanced Growth & Value Creation        TSR     SalesGrowth  MarginExpansion  CashGeneration  *

 Strategic Step Forwardto Accelerate Performance  Leading brands, structurally attractive categoriesFaster growing, more profitable portfolio  *

 *

   July-Dec 2014  Organic Sales Growth  2%      Currency Neutral Core EPS Growth  7%      Core Gross Margin/Currency Neutral  -10 bps / +40 bps  Core Operating Margin/Currency Neutral  - 30 bps / +60 bps      FY 2015 ResultsOrganic Sales & EPS Growth   *

 FY 2015 Adjusted Free Cash Flow Productivity  Stretch Objectiveof 95-100%  *

 $ Billions  Jul-Dec 2014  Share Repurchase  4.3  Dividends  3.6  Value to Shareholders  7.9      Recent ResultsReturning Value to Shareholders    *

   FY 2015  Organic Sales Growth  Low to Mid-Single Digits  Currency  ~5%  All-In Sales Growth  -3% to -4%      Core Earning Per Share Growth  In-line to Down Low Single Digits  Currency Neutral Core EPS Growth  Double Digit      FY 2015 Guidance Organic Sales & EPS Growth   *

 $ Billions  FY 2015  Share Repurchase  ~5  Dividends  ~7  Value to Shareholders  ~12  Yield  ~5%      FY 2015 GuidanceReturning Value to Shareholders    * Assumes market cap of $232 Bn  *

 FY 2015 Guidance Core EPS vs. FY 2014  Low to Mid-Single Digits  +11%  -12%  -1%  In-Line to Down Low Single Digits  *

 Almost All Currencies Have Weakened  -93%  -195%  * Performance from 2/7/14 to 2/6/15 on rates in USD per foreign currency  *

 Largest Fx Impact in P&G’s History% Earnings Growth Impact  *

Foreign Exchange Impact
P&G vs Competition

P&G Exposures	P&G sales	vs. next competitor	Competitor currency
Russia	~3.0x	Henkel	EURO
Ukraine	~2.5x	Henkel	EURO
Venezuela	~1.5x	Colgate	USD
Japan	~6.0x	Unilever	EURO
Argentina	~0.7x	Unilever	EURO

15

 Foreign Exchange Impact FY’15: $1.4 Billion After Tax  *

 *  Localization Efforts  New plants/ capacity  Developed regions  Developingregions  FY’09 – FY’13  2  16  FY’14 – FY’17  7  18  TOTAL  9  34  *

 % Devaluationvs. Year Ago*  Vs U.S. Dollar  Vs Euro  Vs Yen  LocalInflation  Russia  93%  60%  66%  15%-??  Ukraine  195%  145%  150%  >30%  Argentina  11%  +8%  +4%  40%  Venezuela        65%  Competition Also Faces FX Headwinds  * Feb 6, 2015 vs. Feb 6, 2014  *  *spot rates Feb-6, 2015 vs. Feb-7, 2014

Pricing Preserves Structural Economics
Russia Example

	Sales	BT Profit	BT Profit Margin (%)
Pre Devaluation (35 USD/RUB)	base	base	base
Post Devaluation (65 USD/RUB), no pricing	-40%	-130%	-3,200bpts
Margin recovery scenarios (vs. no pricing)			
~60% pricing; flat market, -20% share decline	+22%	+105%	+3,200bpts
~60% pricing; -20% market, flat share			

19

Russia – '99 Crisis
Rebuilt Business in Six Years

$ Millions	Sales	Earnings
FY'99 – Pre August'99 Crisis	base	base
FY'00 – First Year Post Crisis	-60%	-350%
FY'05 – Six Years Post Crisis	+15%	+80%
FY'14 (Growth vs FY '99)	~4X	~10X

20

 Mix & Productivity Improvements  Cost of Goods SoldOverhead ReductionsMarketing Efficiencies  *

 *  CommoditiesImproving  Annualized savings of~$500-700 Million BT  *

   FY 2015  Organic Sales Growth  Low to Mid-Single Digits  Currency  ~5%  All-In Sales Growth  -3% to -4%      Core Earning Per Share Growth  In-line to Down Low Single Digits  Currency Neutral Core EPS Growth  Double Digit      FY 2015 Guidance Organic Sales & EPS Growth   *

 *  Market Headwinds and Tailwinds   *  Headwinds Now   Tailwinds Coming   Foreign Exchange  Commodity costs  Oil prices – producing countries  Oil prices – consuming countries  Political / Economic instability  Strengthening U.S. economy  Tax policy changes  Low interest rates

 *  Portfolio Plan Category / Brand Choices  Plan to divest, discontinue or consolidate 100 brands  P3Y CAGR100 Chosen Brands  P3Y CAGR100 Chosen Brands  Sales  - Low single digits  BT Profit  - Double digits  BT Margin  High single digits  *

 *  Portfolio Plan Update  *

 Portfolio Progress  To date, 35 brands divested, discontinued or plans to consolidate  *

 Productivity Non-Manufacturing Enrollment  Cumulative Reduction  -5%  -12%  -15%  -22%    Original Target: -10% by June 2016Current Plan: -22% by June 2015  *

 ProductivityCost of Goods Savings ($bn)  *

 *  Reduction  -5%  -5%  -5%  Manufacturing Productivity  7%  7%  6%+  Productivity Manufacturing Enrollment  *

Productivity

Cost of Goods Opportunities

- Localization
- Affordable automation
- Digitizing supply chain
- Supplier integration



31

 *  Supply Chain Redesign Previous  *

 *  Supply Chain Redesign Today  *

 *

 *

 Productivity Improvements  Cost of Goods SoldOverhead ReductionsMarketing Efficiencies  *

Consumer-Driven TSR


ZMOT
FMOT
SMOT
# of Buyers
How Often They Buy
How Much They Buy
Price They Pay
Sales Growth
Margin Improvement
Asset Efficiency
Profit Growth
Cash Flow Growth
Total Shareholder Return

*  Build Relationship  Create Preference  Introduce Brand  Pampers: Point of Market Entry  *

 *  U.S. Diapers Market Share  P&G 44%   Huggies 35%  *

 *  Pampers Premium Care Pants  *

 *  U.S. Fabric Care  *

 *  Cat Avg $0.13  P&G Avg $0.19   P&G Competition  $0.28$0.24$0.20$0.16$0.15$0.08$0.04  Source: Nielsen, AMJ14 Average Price per load

 *  Trade InHH Penetration, Verticalize Portfolio  Trade UpSuperior Products, New Forms   Trade AcrossRegimen   *

 *  Note: ‘14 share is FYTD US AOS through Dec 2014  U.S. Laundry Market Share  ~60  ~40  *

 *  U.S. Fabric Enhancers  *

 *  U.S. Fabric Enhancer CategoryMarket Growth  *

 *  *

 *  Gillette Flexball  *

 *  *  Venus Swirl

 *  Hair Care

 *  Organic Sales Growth %  12/13  13/14  14/15  4%  6%  7%

 *  *

 *  *

 *  Personal Care  +6% Organic Sales CAGR+21% AT Profit Growth  Profit  Sales  *

 *

 *  Beauty, Hair & Personal Care

 *  Always Discreet     Value Share  Category Growth  U.K.  +7%  ~50% faster   U.S.  +9%  More than 2X   *

 *  U.S Market: 35% of Sales, >40% of Profit  Market Growth Rates  Unemployment rates  GDP Evolution  Gas Prices

 *  Forward Looking Statements  Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “anticipate,” “estimate,” “expect,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial, operational and manufacturing risks, including, among others, (a) an increasingly volatile economic environment, with potentially significant disruptions and reduced market growth rates, (b) foreign currency fluctuations, (c) significant credit or liquidity issues, (d) debt, currency exposure and repatriation issues in countries with currency exchange, import authorization or pricing controls (such as Venezuela, Argentina, China, India and Egypt), (e) maintaining key manufacturing and supply sources (including sole supplier and sole manufacturing plant arrangements), and (f) managing disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (2) the ability to successfully manage cost fluctuations and pressures, including commodity prices, raw materials, labor costs, energy costs and pension and health care costs, and achieve cost savings described in our announced productivity plan; (3) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to technological advances attained by, and patents granted to, competitors; (4) the ability to compete with our local and global competitors by successfully responding to competitive factors, including prices, promotional incentives and trade terms for products; (5) the ability to manage and maintain key customer relationships; (6) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, efficacy or similar matters that may arise; (7) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, contractors and external business partners; (8) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks) and maintain the security and functionality of such systems and networks and the data contained therein; (9) the ability to successfully manage regulatory, tax and legal requirements and matters (including, without limitation, product liability, intellectual property, price controls, import restrictions, accounting standards and environmental and tax policy) and to resolve pending matters within current estimates; (10) the ability to successfully manage our portfolio optimization strategy, as well as ongoing acquisition, divestiture and joint venture activities, to achieve the Company’s overall business strategy, without impacting the delivery of base business objectives; and (11) the ability to successfully achieve productivity improvements and manage ongoing organizational changes, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled or experienced employees may be limited. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.  *

 *  Regulations FD and G Disclosure  For a full reconciliation, please visit:www.pg.com/investors  *

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's February 19, 2015 CAGNY Conference presentation and associated slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:

1.	Organic Sales Growth—page 1
2.	Core EPS and Currency-neutral Core EPS—page 2
3.	Core Operating Profit Margin—page 3
4.	Core Gross Margin—page 3
5.	Adjusted Free Cash Flow—page 4
6.	Adjusted Free Cash Flow Productivity—page 4

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:

Fiscal-Year-to-Date December 31, 2014	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Total Company	(2)%	3%	1%	2%

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
FY 2015 (Estimate)	(3) to (4)%	5%	1%	Low-to-mid single digit

*Acquisition/Divestiture Impact includes volume and mix impacts of acquired and divested businesses, as well as rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and Currency-Neutral Core EPS:  Core EPS is a measure of the Company's diluted net earnings per share from continuing operations excluding current year and prior year charges related to incremental restructuring due to increased focus on productivity and cost savings and current year charges for European legal matters and remeasuring certain Venezuela balance sheet items.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.

Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the impact of foreign exchange.  We believe the currency-neutral Core EPS measure provides a more comparable view of year-on-year earnings per share growth.

The table below provides a reconciliation of diluted net earnings per share to Core EPS and Core EPS to Currency-neutral Core EPS:

	Fiscal-Year-to-Date December 31, 2014	Fiscal-Year-to-Date December 31, 2013
Diluted Net Earnings Per Share from Continuing Operations	$ 2.00	$ 2.11
Incremental Restructuring	0.05	0.04
Charges for European Legal Matters	0.01	-
Venezuela balance sheet remeasurement	0.04	-
Rounding	-	0.01
Core EPS	$ 2.10	$ 2.16
Percentage change vs. prior period	-3%
Currency Impact to Earnings	0.22
Currency-Neutral Core EPS	$ 2.32
Percentage change vs. prior period	7%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.

Total Company	Diluted EPS Growth	Impact of Incremental Non-Core Items	Core EPS Growth	Foreign Exchange Impact	Currency-Neutral Core EPS Growth
FY 2015 (Estimate)	Down mid-teens	Approximately 14%	In-line to down low-single digits	Approximately 12%	Double digit growth

3. Core Operating Profit Margin: This is a measure of the Company's Operating Margin adjusted for charges in both years for incremental restructuring due to increased focus on productivity and cost savings and current year charges for European legal matters and remeasuring certain Venezuela balance sheet items:
	Fiscal-Year-to-Date December 31, 2014	Fiscal-Year-to-Date December 31, 2013
Operating Profit Margin	19.1%	20.0%
Incremental Restructuring	0.5%	0.4%
Charges for European Legal Matters	0.1%	-
Venezuela balance sheet remeasurement	0.3%	-
Rounding	0.1%	-
Core Operating Profit Margin	20.1%	20.4%
Basis point change	-30

4. Core Gross Margin: This is a measure of the Company's gross margin adjusted for charges in both years for incremental restructuring due to increased focus on productivity and cost savings:

	Fiscal-Year-to-Date December 31, 2014	Fiscal-Year-to-Date December 31, 2013
Gross Margin	49.7%	49.9%
Incremental Restructuring	0.4%	0.3%
Core Gross Margin	50.1%	50.2%
Basis point change	-10

5. Adjusted Free Cash Flow:  Adjusted free cash flow is defined as operating cash flow less capital spending excluding tax payments for certain significant divestitures.  We view adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends and discretionary investment.  The reconciliation of adjusted free cash flow is provided below:

	Operating Cash Flow	Capital Spending	Tax Payment on Divestitures	Adjusted Free Cash Flow
FY 2014	13,958	(3,848)		10,110
FY 2013	14,873	(4,008)		10,865
FY 2012	13,284	(3,964)	519	9,839
FY 2011	13,330	(3,306)		10,024
FY 2010	16,131	(3,067)	980	14,044
FY 2009	14,919	(3,238)		11,681
FY 2008	15,008	(3,046)		11,962
FY 2007	13,435	(2,945)		10,490
FY 2006	11,375	(2,667)		8,708

6. Adjusted Free Cash Flow Productivity:  Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding impairment charges and certain significant divestiture gains.  The Company's long-term target is to generate annual free cash flow at or above 90 percent of net earnings.  Adjusted free cash flow productivity is also a measure used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of adjusted free cash flow productivity is provided below:

	Adjusted Free Cash Flow	Net Earnings	Divestiture Gain	Impairment	Net Earnings Excl. Gain and Impairment	Adjusted Free Cash Productivity
FY 2014	10,110	11,785			11,785	86%
FY 2013	10,865	11,402			11,402	95%
FY 2012	9,839	10,904	1,418	(1,503)	10,989	90%
FY 2011	10,024	11,927			11,927	84%
FY 2010	14,044	12,846	1,585		11,261	125%
FY 2009	11,681	13,436	2,011		11,425	102%
FY 2008	11,962	12,075			12,075	99%
FY 2007	10,490	10,340			10,340	101%
FY 2006	8,708	8,684			8,684	100%